Exhibit 99.1

PAGE 2

SAFE HARBOR STATEMENT

In this presentation, we make certain statements and reference other information that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require.

This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including "operating earnings per share," "operating income," and "operating return on equity." Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, Fourth Quarter and Full Year 2016, which can be found on our website <www.selective.com> under "Investors/Reports, Earnings and Presentations." We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.

SELECTIVE®
Selective Insurance Group, Inc.

GREG MURPHY Chairman and Chief Executive Officer STRATEGIC OVERVIEW

PAGE 4 78 % Standard Commercial 9 % Excess & Surplus 13% ▪ Super - regional P&C company with capabilities of a national carrier ▪ Long history of financial strength, superior execution, and disciplined growth ▪ Strong customer - centric focus SUSTAINABLE COMPETITIVE ADVANTAGES: ▪ True franchise value with “ivy league” distribution partners ▪ Unique field model coupled with sophisticated underwriting and claims tools ▪ Superior customer experience delivered by best in class employees Standard Personal PAGE 4 2016 NET PREMIUMS WRITTEN BEST SUPER REGIONAL COMPANY

PAGE 5 TRUE FRANCHISE VALUE WITH DISTRIBUTION PARTNERS ▪ High franchise value: o Standard Commercial: 1,180 agents o Standard Personal: 710 agents o Excess & Surplus: 80 wholesale general agents ▪ Franchise model helps obtain above industry average pricing while balancing retention and growth targets ▪ Standard lines NPW per agent of $ 1.7 million 25% Agent market share 12% Agency share of wallet 3% Market share in current footprint Long Term Commercial Lines Distribution Goal:

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UNIQUE FIELD MODEL


AMS
Agency Management Specialist
Small Business Team
CMS/PCS
Claims Management Specialist
Regional Underwriting Team
SMS
Safety Management Specialist
Technology & Systems Support
PLMS
Personal Lines Management Specialist
Corporate Underwriters
Field Model

- Responsive, field-based model:
  - ~105 Agency Management Specialists
  - ~15 Personal Lines Marketing Specialists
  - ~115 Claims Management Specialists
  - ~80 Safety Management Specialists
- Focused on delivering best-in-class customer service
- Armed with sophisticated underwriting and claims tools

An empowered field model equipped with sophisticated tools
is the cornerstone of our "High-tech High-touch" business strategy

SELECTIVE®
Selective Insurance Group, Inc.

PAGE 7 SUPERIOR CUSTOMER EXPERIENCE ▪ A personalized and customer - centric focus has been the centerpiece of our strategy since our founding ▪ Investing in omni - channel experience, a potential game changer in an industry that has been slow to adopt change ▪ Focus on driving increased customer loyalty and retention ▪ Franchise value is a competitive advantage for agency adoption Customer - centricity is critical for long - term success

PAGE 8 Overall Statutory Combined Ratios Statutory Combined Ratio (ex - CAT) 98.4% 97.3% 94.8% 92.5% 89.4% 89.0% 2011 2012 2013 2014 2015 2016 101.0% - 102.0% 101.5% 96.0% 92.0% 91.0% 91.0% Original ex - CAT Guidance 2015 92.4% 2016 91.8% Improvement 0.6 pts 2016: SELECTIVE’S MOST PROFITABLE YEAR ▪ Underlying statutory combined ratio of 92.2% in 2016 ▪ Pursuing price increases in each of our segments ▪ Claims and underwriting improvements ▪ Focus on lowering expense ratio Guidance as of February 2, 2017 2017 guidance for an underlying statutory combined ratio of 90.5% for a 1.7 point margin improvement

PAGE 9 Net Premiums Written 1998 2002 2006 2010 2014 $0B Managed Premium Volume During Soft Market $2.5B LONG HISTORY OF DISCIPLINED & PROFITABLE TOP LINE GROWTH GROWTH DRIVERS: ▪ Unique field model ▪ True franchise value with “ivy league” distribution partners ▪ Growing share of wallet ▪ New agent appointments ▪ Expansion in E&S Long track record of cycle management and profitable growth

PAGE 10 Selective has the right tools, technology and team in place to continue driving profitable growth in standard Commercial Lines $1.2 $1.7 2011 2012 2013 2014 2015 2016 NPW Combined Ratio $2.0B ($ in billions) 80.0% 110.0% $0B STANDARD COMMERCIAL LINES: A PROFIT ENGINE ▪ GROWTH DRIVERS: o AMS territory additions o Small business teams o New business capacity per AMS ▪ PROFITABILITY DRIVERS: o Underwriting improvements o Enhanced claims processes o Price increases that exceeded loss costs 2011 2012 2013 2014 2015 2016

PAGE 11 Commercial Lines renewal pure price increases averaged 2.6% in 2016 and 2.4% in January 2017 78% 80% 82% 84% 86% -2% 2% 6% 10% 2009 2010 2011 2012 2013 2014 2015 2016 SIGI Retention SIGI Pricing CLIPS Pricing Renewal Pure Price (%) Retention (%) PRICE INCREASES HAVE SIGNIFICANTLY OUTPERFORMED INDUSTRY AVERAGES ▪ Commercial Lines price increases have cumulatively outperformed the CLIPS index by 1,700 points since 2009 ▪ Ability to get price is reflective of our: o Dynamic Portfolio Manager (DPM) o Renewal portfolio meetings o Strong technical underwriting capabilities o Value through claims/safety management initiatives, etc. CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey

PAGE 12 Selective’s pricing tools allow the company to analyze and price business on a very granular level – a key advantage – that has enabled outperformance Commercial Lines Pricing By R etention Group 65% 75% 85% 95% 0% 3% 6% 9% Above Average Average Below Average Low Very Low Renewal Pure Price Point of Renewal Retention Renewal Pure Price Point of Renewal Retention 49.8% 24.6% 15.3% 7.6% 2.7% % of Premium SOPHISTICATED PRICING TOOLS ▪ Commercial Lines Dynamic Portfolio Manager (DPM) tool considers: o Average diamond score o Relative loss frequency and severity o Pricing deviation o Hazard and segment considerations ▪ The DPM provides for granular account - specific pricing and the correlated impact of each action on the overall portfolio ▪ DPM output is closely aligned with goals for individual underwriters and regions

PERSONAL LINES: A PROFITABLE YEAR BUT GREATER FOCUS ON AUTO MARGINS



($ in millions)
NPW
Combined Ratio
$400M
$0
120%
60%
117.3%
$273
$282
95.2%
2011
2012
2013
2014
2015
2016

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HOMEOWNERS

- Profitability close to long term target of 90% combined ratio (in normal CAT year) after years of price increases and underwriting changes
- Sixth largest writer of government-backed "Write Your Own" flood program
- Continue to diversify writings across footprint

PERSONAL AUTO

- Industry grappling with increased loss frequency and severity trends
- We plan for rate filings averaging ~6% in 2017

Recent uptick in Personal Auto loss trends has resulted in many large players seeking higher prices

SELECTIVE®
Selective Insurance Group, Inc.

PAGE 14 Long - term target - E&S combined ratio 4 - 6 points better than Standard Commercial ($ in millions) $113 $210 118.8% 102.1% 2012 2013 2014 2015 2016 NPW Combined Ratio $250M 120% 60% $0 EXCESS & SURPLUS: TARGETING MARGIN IMPROVEMENT ▪ Entered E&S through two transactions in 2011 and 2012 ▪ Our E&S business has a low - limit profile; average policy size below $3K ▪ Significant targeted price increases in challenged classes during 2016 to address underwriting margins ▪ New business in second half of 2016 was below expectations due to underwriting actions

MARK WILCOX EVP, Chief Financial Officer FINANCIAL STRENGTH & RISK PROFILE

PAGE 16 $11.57 $26.42 $10 $20 $30 2002 2004 2006 2008 2010 2012 2014 2016 Financial Crisis and Elevated Catastrophe Losses Strong financial strength ratings A.M. Best A Fitch A+ Moody’s A2 S&P A LONG - TERM SHAREHOLDER VALUE CREATION THROUGH BOOK VALUE GROWTH Selective’s Track Record of Book Value per Share Growth over Time ▪ Long - term financial target – operating ROE* of 300 basis points above our weighted average cost of capital ▪ Strong balance sheet underpinned by a conservative approach to: o Managing the investment portfolio o Purchasing reinsurance protection o Reserving o Focusing on low - to medium - hazard business ▪ Because of our conservative approach, we take on more operating leverage with a NPW / surplus ratio of 1.4x ▪ Each point on the combined ratio equates to ~ 1.0 point of operating ROE* * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures

PAGE 17 Investment operating ROE*: After - tax yield of 1.9% x 3.50 investment leverage = 6.7% in 2016 CONSERVATIVE INVESTMENT PORTFOLIO ▪ “AA - ” average credit quality ▪ 3.6 year effective duration (including short - term ) ▪ Fixed income portfolio comprised of 97% investment grade bonds and 3% high yield securities ▪ 2016 operating cash flow - 13% of NPW ▪ 2017 after - tax net investment income guidance of approximately $110 million Fixed Income: 92 % Equities: 2% Short - term: 4% Alternatives & Other: 2% As of 12/31/2016 Guidance as of February 2, 2017 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures

PAGE 18 2% 2% 2% 3% 3% 3% 16% 0% 6% 12% 18% 25 50 100 150 200 250 500 (Return Period in Years) CONSERVATIVE REINSURANCE COVERAGE ▪ 2017 property catastrophe treaty structure: o Coverage of $685M in excess of $40M retention o Reinsurance exhausts at approximately 1 - in - 265 year event level o $201M limit is collateralized o Additional earnings volatility protection from our non - footprint $35M in excess of $5M layer ▪ Property XOL treaty covers 100% of losses up to $58M in excess of $2M retention ▪ Casualty XOL treaty covers 100% of losses up to $88M in excess of $2M retention Net Hurricane Loss as a % of Equity High quality reinsurance recoverables with A.M . Best weighted average rating of “A +”

PAGE 19 $7 $66 $0 $40 $80 2006 2008 2010 2012 2014 2016 ($ in millions) A STRONG RESERVING TRACK RECORD ▪ Disciplined reserving practices with quarterly actuarial reserve reviews ▪ Independent actuarial review performed semi - annually ▪ Independent year - end opinion ▪ Favorable reserve development in Workers Compensation and General Liability lines was partially offset by strengthening in Commercial Auto during 2016 A Long Track Record of Favorable Development Eleven consecutive years of favorable reserve development

PAGE 20 2017 COMBINED RATIO PLAN – UNDERLYING MARGIN IMPROVEMENT ▪ Earned rate increases in 2017 should offset projected loss cost inflation ▪ Expense reductions to lower statutory combined ratio by 0.6 points, and claims/underwriting initiatives to help underlying margin by 1.0 points in 2017 ▪ Additional $10M of expected corporate expense savings that are not included in the combined ratio calculation 2017 Statutory Combined Ratio (x - CAT) Forecast of 90.5% 2016 Accident Year 92.2% 1.9% Loss Trend (2.0)% Earned Rate (1.0)% Claims/ UW Improvement 2017 ex - CAT Projection 90.5% Guidance as of February 2, 2017 (0.6)% Expenses 2017 guidance assumes CAT budget of 3.5 points and no reserve development

PAGE 21 Selective delivers High - tech , High - touch insurance solutions while leveraging a unique distribution model to generate long - term value for shareholders INVESTMENT PROPOSITION ▪ Long track record of financial strength, superior execution and disciplined profitable growth ▪ Strong balance sheet with conservative investment portfolio allows us to take on more operating leverage ▪ Projected investment operating ROE* of 6.8% in 2017 ▪ Each point on the combined ratio ~ 1.0 point of ROE ▪ Premium growth opportunity: o Growing share of wallet ~ $1.0B o New agent appointments ~$1.8B o New states ▪ Available capital to support our growth * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures

ADDITIONAL INFORMATION

PAGE 24 FINANCIAL HIGHLIGHTS 2012 - 2016 2012 2013 2014 2015 2016 Statutory NPW Growth 12.2% 8.7% 4.1% 9.8% 8.1% Net Income per Share $0.68 $1.87 $2.47 $2.85 $2.70 Operating EPS* $0.58 $1.65 $2.17 $2.70 $2.75 Dividend per Share $0.52 $0.52 $0.53 $0.57 $0.61 Book Value per Share $19.77 $20.63 $22.54 $24.37 $26.42 Statutory Premiums to Surplus 1.6x 1.4x 1.4x 1.5x 1.4x Invested Assets/Stockholder’s Equity 3.97 3.97 3.77 3.64 3.50 Return on Average Equity 3.5% 9.5% 11.7% 12.4% 10.8% Operating Return on Average Equity* 3.0% 8.4% 10.3% 11.8% 11.0% Statutory Combined Ratio - Total 103.5% 97.5% 95.7% 92.4% 91.8% - Standard Commercial Lines 103.0% 97.1% 95.5% 89.2% 89.9% - Standard Personal Lines 100.7% 96.9% 94.5% 99.9% 95.2% - Excess and Surplus Lines 118.8% 102.9% 99.2% 108.4% 102.1% GAAP Combined Ratio - Total 104.0% 97.8% 95.8% 92.5% 92.9% - Standard Commercial Lines 103.3% 97.4% 95.7% 89.2% 91.2% - Standard Personal Lines 101.3% 97.1% 94.4% 99.5% 95.6% - Excess and Surplus Lines 124.7% 103.0% 99.7% 109.8% 103.4% * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures

PAGE 25 $227 $336 $233 $382 $302 40 440 2012 2013 2014 2015 2016 NET OPERATING CASH FLOW ($ in millions) 14% 19% Cash Flow as % of NPW 12% 13% 18%

PAGE 26 $100 $101 $104 $94 $98 50 110 2012 2013 2014 2015 2016 INVESTMENT INCOME – AFTER TAX ($ in millions)

PAGE 27 $842 $908 $908 $979 $1,028 30 35 500 1,100 2012 2013 2014* 2015 2016 NPW per Employee Statutory Expense Ratio INSURANCE OPERATIONS PRODUCTIVITY ($ in 000s) *Expense ratio excludes 0.4 point benefit from self - insured group sale

PAGE 28 98.4 95.3 92.8 87.0 87.8 4.6 1.7 2.7 2.2 2.1 80 105 2012* 2013 2014 2015 2016 Combined Ratio(%) 95.5 Impact of Catastrophe Losses Combined Ratio excluding CATS Statutory Combined Ratios 103.0 97.1 *Includes impact of reinstatement premium on catastrophe reinsurance program as a result of Hurricane Sandy Some amounts may not foot due to rounding 89.2 STANDARD COMMERCIAL LINES PROFITABILITY 89.9

PAGE 29 43% 19% 16% 22% Contractors Community & Public Services Manufacturing and Wholesale Mercantile and Services Bonds 35% 20% 18% 26% 1% 2016 2008 Strategic Business Unit Diversification STANDARD COMMERCIAL LINES PREMIUM BREAKDOWN

PAGE 30 General Liability 32% Auto 24% BOP 6% Bonds 1% Other 1% Commercial Property 18% Workers Compensation 18% STANDARD COMMERCIAL LINES PREMIUM BREAKDOWN 2016 Net Premium Written

©2017 Selective Insurance Group, Inc., Branchville, NJ. Products vary by jurisdiction, terms, and conditions and are provided by Selective Insurance Company of America and its insurer affiliates. Details at selective.com/who - we - are/ selectives - affiliated - insurers.